UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2020

Aon plc

(Exact name of registrant as specified in Charter)

England and Wales	1-7933	98-1030901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Leadenhall Street, London, England	EC3V 4AN
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 20 7623 5500

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Ordinary Shares, $0.01 nominal value	AON	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 4, 2020, Aon plc (the “Company”) held the Court Meeting and the General Meeting of Shareholders (the “Meetings”), each as described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 20, 2019 (the “Proxy Statement”). A quorum was present at each of the Meetings in accordance with English law and the Company’s articles of association. Set forth below are the voting results for each matter voted upon at the Meetings. Capitalized terms used but not defined herein shall have the meanings given to them in the Proxy Statement.

1.	Shareholders voted on the following proposal at the Court Meeting, which is described in the Proxy Statement, and cast their votes as described below:

a.	A proposal to approve the Scheme as set forth in the Proxy Statement. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
183,273,043	382,306	0	0

2.	Shareholders voted on the following four proposals at the General Meeting, each of which is described in the Proxy Statement, and cast their votes as described below:

a.	A proposal to approve the Scheme, authorize the Company’s board of directors to take all such actions that it considers necessary or appropriate to carry the Scheme into effect, approve a reduction of the share capital of the Company, approve an amendment to the Company’s articles of association and approve the issue of Class E ordinary shares of the Company to Aon Ireland as required as part of the Scheme, each as set forth in the Proxy Statement. This special resolution was approved.

For	Against	Abstain	Broker Non-Votes
187,607,902	161,123	196,029	0

b.	A proposal to authorize Aon Ireland to create distributable profits by a reduction of the share capital of Aon Ireland, conditional upon the Scheme becoming effective. This special resolution was approved.

For	Against	Abstain	Broker Non-Votes
187,728,146	156,892	80,016	0

c.	A proposal to approve the terms of an off-exchange buyback, prior to the Scheme becoming effective, by the Company from Aon Corporation of 125,000 Class B ordinary shares of £0.40 each of the Company. This ordinary resolution was approved.

For	Against	Abstain	Broker Non-Votes
186,282,236	1,627,041	55,777	0

d.	A proposal to approve the delisting of the Company’s shares from the New York Stock Exchange, conditional upon the Scheme becoming effective. This ordinary resolution was approved.

For	Against	Abstain	Broker Non-Votes
180,719,705	7,145,563	99,786	0

Item 8.01	Other Events.

Assuming the Scheme becomes effective and the Reorganization is consummated, it is expected that Aon Ireland will hold its 2020 annual general meeting of shareholders on June 19, 2020. Shareholders who wish to present proposals for inclusion in the proxy materials to be distributed by Aon Ireland in connection with such meeting, or to nominate a candidate for election as a director or properly bring other business before such meeting, must comply with the requirements discussed under “Other Information–Shareholder Proposals for 2020 Annual General Meeting” in the Company’s proxy statement for its 2019 annual general meeting of shareholders filed with the SEC on April 26, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon plc

By:	/s/ Molly Johnson
Molly Johnson
Assistant Corporate Secretary

Date: February 4, 2020